EXHIBIT 10.3

                                   ADDENDUM TO
                           MASTER EQUIPMENT LOAN 3686
               SECURED PROMISSORY NOTE 001 Dated November 8, 2002

Addendum made as of March 30, 2007 by Lyon Financial Services, Inc. dba U.S. Bank Portfolio Services as Successor Servicer for DVI Receivables XIX, L.L.C. and as Agent for U.S. Bank, N.A., as Trustee, with offices at 1310 Madrid Street, Suite 103, Marshall, Minnesota 56258 ("USBPS") and The Sagemark Companies LTD. ("Obligor")and Stephen Schulman, Theodore Shapiro, Premier P.E.T. Imaging International, Inc., Premier P.E.T. of Long Island, LLC. and Rockville PET Inc. (Collectively "Guarantors");

         WHEREAS, on or about November 8, 2002, The Sagemark Companies LTD. executed and delivered to DVI Financial Services Inc. ("DVI") a Master Equipment Loan 3686 collectively with the Secured Promissory Note 001 dated November 8, 2002 (the "Sagemark Loan");

         WHEREAS, to further secure payment of the Sagemark Loan pursuant to a Limited Guaranty and Suretyship Agreement each dated November 8, 2002 (the "Guaranty"), Stephen Schulman, Theodore Shapiro, Premier P.E.T. Imaging International, Inc., Premier P.E.T. of Long Island, LLC. and Rockville PET Inc. (the "Guarantors") guaranteed the obligations of The Sagemark Companies LTD. under the Sagemark Loan.

         WHEREAS, to further secure the payment of the Sagemark Loan and all other obligations to DVI (collectively the "Obligations"), The Sagemark Companies LTD., Premier P.E.T. Imaging International, Inc., Premier P.E.T. of Long Island, LLC., and Rockville PET Inc., pursuant to a Master Security Agreement each dated November 8, 2002 to the Sagemark Loan (the "Security Agreement"), granted DVI a first priority security interest in certain Collateral described therein;

         WHEREAS, the Sagemark Loan, Guaranty, and the Security Agreement collectively shall hereafter be referred to as the "Sagemark Loan Documents";

         WHEREAS, substantially contemporaneously therewith, DVI contributed the Sagemark Loan Documents to DVI Receivables XIX, L.L.C. ("DVI XIX"). Thereafter pursuant to an Amended and Restated Indenture, DVI XIX granted a first priority security interest in and pledged the Sagemark Loan Documents in favor of U.S. Bank, N.A., as Trustee, for the benefit of noteholders which purchased asset backed promissory notes issued by DVI XIX (the "Noteholders");

         WHEREAS, Obligor and Guarantors have requested USBPS as Agent for U.S. Bank N.A., as Trustee to modify the Sagemark Loan Documents to reflect an adjustment in the payments; and

         WHEREAS, subject to the following terms and conditions, USBPS is willing to modify the Sagemark Loan Documents as hereinafter provided;

         NOW, THEREFORE, the parties agree as follows:

         At Obligor and Guarantors request, the Sagemark Loan payments have been amended as reflected below. All others terms and conditions of the contract remain in effect. If the Sagemark Loan goes into default, the Obligor and Guarantors will immediately pay in accordance with the default provisions of the Loan all sums due under the terms of the Sagemark Loan and will perform all the obligations of the Sagemark Loan. If it is necessary for USBPS to proceed legally to enforce the Sagemark Loan, the Obligor and Guarantors consent to the jurisdiction as set forth in the Sagemark Loan and agree to pay all costs, including attorney's fees incurred in enforcement of the Sagemark Loan. It is not necessary for USBPS to proceed against the collateral before proceeding against the Obligor and Guarantors.

         The Obligor and Guarantors do hereby wish to modify the payment terms of the Sagemark Loan so to fully address the remaining outstanding obligations:

         New Rent Commencement Date: April 15, 2007, Payment Due: $3,886.88
                                     --------------                --------

         Terms in Months from New Rent Commencement Date: Six (6)
                                                          -------

         Six (6) Payments of $3,886.88 (plus applicable taxes)
         -------              --------


         New Rent Commencement Date: October 15, 2007, Payment Due: $10,302.27
                                     ----------------                ---------

         Terms in Months from New Rent Commencement Date: Twenty-Seven (27)
                                                          -----------------

         Twenty-Seven (27) Payments of $10,302.27 (plus applicable taxes)
         ------------------             ---------


         New Rent Commencement Date: January 15, 2010, Payment Due: $301,062.49
                                     ----------------                ----------

         Terms in Months from New Rent Commencement Date: One (1)
                                                          -------

         One (1) Payment of $301,062.49 (plus applicable taxes)
         -------             ----------

         By signing this Addendum, the Obligor and Guarantors acknowledge the above changes to the Loan and authorize USBPS to make such changes. In all other respects the terms and conditions of the Sagemark Loan remain in full force and effect.

Lyon Financial Services, Inc. dba U.S.
Bank Portfolio Services as Successor
Servicer for DVI Receivables XIX, L.L.C., and Agent for U.S. Bank, N.A., as Trustee

By: /s/ JANE FOX
Name: Jane Fox
Its:  Director of Operations

(Signatures continued on next page)

     Signature page for Addendum to Master Equipment Loan 3686 Secured Promissory Note 001 Dated November 8, 2002, by and between Lyon Financial Services, Inc., The Sagemark Companies LTD. and Stephen Schulman, Theodore Shapiro, Premier P.E.T. Imaging International, Inc., Premier P.E.T. of Long Island, LLC. and Rockville PET Inc.


The Sagemark Companies Ltd.

By: /s/ GEORGE W. MAHONEY
Name: George W. Mahoney
Its: Chief Financial Officer


/s/ STEPHEN A. SCHULMAN, MD
Name: Premier P.E.T. of Long Island, LLC., Guarantor


/s/ LUCILLE P. TAVERNA-GIARDINA, MD
Name: Rockville PET Inc., Guarantor


/s/ GEORGE W. MAHONEY
Premier P.E.T. Imaging International, Inc., Guarantor


/s/ STEPHEN A. SCHULMAN, MD
Name: Stephen Schulman, Guarantor


/s/ THEODORE SHAPIRO
Name: Theodore Shapiro, Guarantor